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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported):     June 15, 2004


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
(Issuer of the Collateral Certificate)
AND THE
MBNA CREDIT CARD MASTER NOTE TRUST
(Issuer of the MBNASeries Class A, Class B, and Class C notes)
            (Exact name of registrant as specified in its charter)



  United States                    333-104089                    51-0331454
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(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
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
Item 5.     OTHER EVENTS

June 15, 2004 is a Payment Date for each publicly-offered tranche of Notes relating to the MBNASeries issued by MBNA Credit Card Master Note Trust. Copies of the MBNASeries Noteholders' Statement and the MBNASeries Schedule, each for the month ended May 31, 2004, are included as Exhibits to this Report under Exhibit 20.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS


The following are filed as Exhibits to this Report under Exhibit 20:


20.1  MBNASeries Noteholders' Statement for the month ended May 31,
2004.

      20.2 MBNASeries Schedule to the Noteholders' Statement for the month ended May 31, 2004.

                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     June 15, 2004


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Marcie Copson-Hall
                                   ----------------------------------
                                    Name:   Marcie Copson-Hall
                                    Title:  Executive Vice President